UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2009

ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 26, 2009, Zoo Entertainment, Inc. (the “Company”) entered into that certain Amendment No. 2 to Senior Secured Convertible Note (“Amendment No. 2”), with the requisite holders (the “Holders”) of the Company’s senior secured convertible notes issued in the aggregate principal amount of $11,150,000 (the “Notes”).  As previously disclosed in those Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 11, 2008, July 15, 2008, August 1, 2008 and August 15, 2008, which are incorporated herein by reference, the Company entered into that certain Note Purchase Agreement, dated as of July 7, 2008, as subsequently amended on July 15, 2008, July 31, 2008 and August 12, 2008, pursuant to which the Company consummated a financing (the “First Financing”) to raise $9,000,000 through the sale of Notes to certain Holders.  Additionally, as previously disclosed in that Current Report on Form 8-K filed with the SEC on October 2, 2008, which is incorporated herein by reference, the Company entered into that certain Note Purchase Agreement, dated as of September 26, 2008, pursuant to which the Company consummated a second financing to raise $1,400,000 through the sale of Notes to certain Holders.

Pursuant to Amendment No. 2, the parties agreed to extend the maturity date of the Notes issued in the First Financing to August 31, 2009, or, if the Company receives comments from the SEC with respect to that certain Information Statement Pursuant to Section 14(c) (the “Information Statement”) that the Company is contemplating filing in connection with an amendment to the Company’s Certificate of Incorporation authorizing a sufficient number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) to permit the conversion of the Notes (the “Certificate of Amendment”), September 15, 2009 (as applicable, the “Maturity Date”).

Amendment No. 2 also provides that the Notes shall automatically convert into shares of the Company’s Common Stock effective immediately on the date by which the following two events have occurred, regardless of the order in which they occur: (A) the effectiveness of the filing the Certificate of Amendment, and (B) the consummation of a financing by the Company for which such sale results in aggregate gross proceeds to the Company of at least $4,000,000. Notwithstanding, if the Notes do not convert on or prior to the Maturity Date, Amendment No. 2 provides that the provisions of Amendment No. 2 with respect to automatic conversion shall become null and void and shall be of no further effect.

In consideration of the Holders’ execution and delivery of Amendment No. 2, the Company entered into a letter agreement, dated as of June 26, 2009, pursuant to which the Company granted to the Holders registration rights which require the Company as promptly as possible, and in any event on or prior to 30 calendar days after receipt of approval of the Company’s stockholders of the Certificate of Amendment, to file with the SEC a Registration Statement covering the resale of the shares of Common Stock issuable upon conversion of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2009
ZOO ENTERTAINMENT, INC.

By:	/s/ David Fremed
Name: David Fremed
Title: Chief Financial Officer